CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED AS [***].

Exhibit 10.4

AMENDMENT NO. 2 TO

PURCHASE AGREEMENT – SERVICES PHASE 2 # CW1882970

BETWEEN

INTEL CORPORATION AND IMPINJ, INC.

For valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge Intel Corporation (“Intel”) and Impinj, Inc. (“Impinj”) hereby amend the above referenced Purchase Agreement – Services Phase 2 dated on or about December 23, 2009 # CW1882970 (the “Agreement”) as set forth hereafter.

1.	EFFECTIVE/EXPIRATION DATE

The Effective Date of this amendment (“Amendment”) shall be April 20, 2011.

The new Expiration Date of the Agreement shall be March 31, 2012.

2.	DEFINITIONS

Unless provided otherwise in this Amendment, each term appearing in this Amendment shall have the same meaning as given in the Agreement.

The term “Service(s)” shall be expanded to include the work to be performed as set forth in Addendum “C”, including any deliverables set forth in Addendum C resulting from such Services.

3.	AMENDMENTS

By executing this Amendment, Intel and Impinj are amending the Agreement to:

Include Addendum C (Hannegan1 [***] and Hannegan2 [***]) of the Agreement which is attached hereto and incorporated herein by this reference.

4.	LEGAL EFFECT ON AGREEMENT

As amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall take precedence.

INTEL CORPORATION		IMPINJ, INC.

BY:	/s/ Shahrokh Shahidzadeh	BY:	/s/ Kerry Krause
NAME: Shahrokh Shahidzadeh		NAME: Kerry Krause
TITLE: Sr. Principal Technologist		TITLE: VP Marketing
DATE: 4/20/11		DATE: 4/20/11

ADDENDUM C

Hannegan1 [***] and Hannegan2 [***]

Statement of Work for Purchase Agreement – Services:

1.	Overview

This SoW describes work that Impinj will perform to [***] Hannegan1 and [***] for Hannegan2. This SoW:

•	States the project goal

•	Defines the roles and responsibilities for the project team members

•	Lists the deliverables and associated fees

2.	Project Goal

This project has two goals:

1.	[***] Hannegan1 according to the requirements in Appendix C-1 of this Addendum C, which replaces Appendix A of Addendum A of the Agreement in its entirety.

2.	Develop Hannegan2 [***], including use cases for [***] as well as [***].

3.	Roles and Responsibilities

The project team shall comprise personnel from Intel and Impinj.

Intel shall:

•	Assign a project lead to provide project guidance and responses to Impinj’s questions and who has the authority to accept Impinj deliverables

•	To the extent Intel deems necessary or desirable, assign engineering resources on a full or part-time basis and provide the name of Intel’s engineering lead at SOW signing

•	Travel to Impinj facilities as necessary or desirable for engineering meetings and reviewing contract deliverables

•	Be responsible for [***]

Impinj shall:

•	Assign a project lead acceptable to Intel who shall have the authority to execute all deliverable commitments

•	Assign engineering resources on a full or part-time basis and provide the name of Impinj’s engineering lead at SoW signing

•	Travel to Intel facilities as necessary for engineering meetings and review of deliverables

•	Use commercially reasonable efforts to demonstrate performance of the Hannegan [***] that meets or exceeds the specifications in Appendix C-1 of this Addendum C

4.	Definitions:

Acceptance Criteria: Objective acceptance criteria, agreed to in writing by both Intel and Impinj, for deliverables under this SOW.

5.	Project Scope, Fees, and Acceptance Criteria

The project scope shall be for Impinj to [***] Hannegan1 and develop [***] for Hannegan2.

The project fee shall be $[***], payable as set forth in the Project Milestones and Deliverables table below. Intel will also reimburse Impinj for additional project-related costs actually incurred by Impinj and approved in advance by Intel, such as travel expenses.

The “Acceptance Criteria” for each milestone are defined in the Project Milestones and Deliverables table below. A deliverable will be accepted if it substantially conforms to each of the Acceptance Criteria for that deliverable. Intel will provide notice of acceptance or rejection of each deliverable within 15 days following Intel’s receipt of the deliverable, and if such notice is not provided within 15 days following receipt the deliverable will be deemed accepted.

Impinj will provide the deliverables under this SoW “as is” and without warranty of any kind, and Impinj disclaims any implied warranties. Each party’s liability under this SoW will be limited to the total amount of fees paid or payable by Intel as set forth above, and neither party will have any liability for incidental or consequential damages under this SoW. Notwithstanding the foregoing, this Section regarding limitation of liability shall not apply to claims or damages arising from death or personal injury or tangible property damage, from any breaches of obligations of confidentiality, or payments to third parties under the indemnity with respect to hazardous materials.

6.	Project Management

The project managers are:

For Intel:	For Impinj:
Shahrokh Shahidzadeh	Ron Paulsen
Intel Corporation	Impinj, Inc.
MS RA1 - 331	701 North 34th Street
2111 NE 25 Avenue	Suite 300
Hillsboro, OR 97124	Seattle, WA 98103

7.	Project Milestones and Deliverables

The project milestones shall be as defined below. Prior to Impinj’s completion of work, Intel shall review and either accept or request reasonable changes to the deliverables. Impinj shall make reasonable efforts to accommodate Intel’s requested changes.

Hannegan 1 [***]
	Milestone	Date	Deliverables	Acceptance Criteria	Payment Upon Milestone Completion
1	PO from Intel	[***]			$[***]

2	[***] tapeout of Hannegan1	[***]	Tapeout to TSMC	TSMC notification of receipt of GDSII tapeout data	$[***]

3	[***] Hannegan1	[***]	[***] including performance and environmental characterization over process corners	[***] showing that samples from process corners meet the requirements in Appendix C-1 of this Addendum C

4	[***] Hannegan 1	[***]	[***] Hannegan1 [***]	[***] [***] sample [***]	$[***]

Hannegan2 Requirements
	Milestone	Date	Deliverables	Acceptance Criteria	Payment Upon Completion of Milestone
1	PO from Intel	[***]			[***]

2	Hannegan2 [***]	[***]	Intel define the Hannegan2 [***]	None – Intel-provided document

3	Hannegan2 [***]	[***]	Impinj define the Hannegan2 [***]	Hannegan2 [***]	$[***]

Appendix C-1 – Hannegan1 Requirements

Parameter	Description	Condition	Min	Nom	Max	Units	Comments
RF Functionality
[***]	[***]	[***]					[***]
[***]	[***]	[***]		[***]			[***]
[***]	[***]	[***]					[***]
[***]	[***]	[***]					[***]
RF Performance
[***]	[***]	[***]		[***]		[***]	[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]			[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]
[***]	[***]	[***]		[***]		[***]	[***]
[***]	[***]	[***]		[***]		[***]	[***]
[***]	[***]	[***]		[***]			[***]
[***]	[***]		[***]		[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]

Parameter	Description	Condition	Min	Nom	Max	Units	Comments
[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]			[***]	[***]
[***]	[***]				[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
[***] to comply with the Intel Specific Field of Use
[***]	[***]	[***]		[***]		[***]	[***]
[***]	[***]	[***]		[***]		[***]	[***]
[***]	[***]	[***]		[***]		[***]	[***]
[***]	[***]	[***]		[***]		[***]	[***]
[***]	[***]	[***]		[***]		[***]	[***]
[***]				[***]		[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
DCI
[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
	[***]		[***]		[***]	[***]	[***]
Physical
[***]	[***]	[***]					[***]
[***]	[***]	[***]		[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]		[***]	[***]
Environmental
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]		[***]		[***]	[***]
	[***]	[***]	[***]		[***]	[***]
[***]	[***]		[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]

Hannegan1 [***]

[***]